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                                   FIRST AMENDMENT

                    AMENDMENT dated as of November 25, 1996 (this "Amendment") to the Amended and Restated Credit Agreement dated as of February 17, 1995 (as in effect immediately prior to the date hereof, the "Credit Agreement") among D 56, INC., a Minnesota corporation (the "Company"), the several banks and other financial institutions party thereto (the "Banks") and The CHASE MANHATTAN BANK (as successor to Chemical Bank), a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").


                                   W I T N E S S E T H :

                    WHEREAS, the Company, the Banks, the Co-Agents named therein and the Agent are parties to the Credit Agreement;

                    WHEREAS, the Company has requested that the Agent and the Banks amend the Credit Agreement in certain respects; and

                    WHEREAS, the Agent and the Banks are willing to enter into this Amendment on the terms and conditions hereof;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                    1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as so defined.

                    2. Amendment to Subsection 1.1. The definition of "Excess Cash Flow" set forth in subsection 1.1 is amended by deleting therefrom the following phrase that appears at the end thereof: "subsection 8.11(a), 8.11(c) or 8.11 (d)" and substituting in lieu thereof, the phrase "subsection 8.11(a) or 8.11(c)".

                    3. Amendment to Subsection 8.8. Subsection 8.8 is amended by deleting said subsection in its entirety and substituting, in lieu thereof, the following new subsection 8.8:

                    8.8 Consolidated Net Worth. Permit Consolidated Net Worth as at the last day of any fiscal quarter to be less than the sum of (i) $140,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter (if Consolidated Net Income for such fiscal quarter is positive) ending on or prior to such day, commencing with the fiscal quarter ending April 5, 1997.

                    4. Amendment to Subsection 8.11. Subsection 8.11 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and substituting therefor the following new clause (d):

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                    (d)  so long as no Default or Event of Default has
               occurred or would occur after giving effect to such declaration or payment, the Company may, from time to time, pay cash dividends to EBI and Intermediate Co., EBI may declare and pay cash dividends to Intermediate Co. and Intermediate Co. may declare and pay cash dividends to Holding in an aggregate amount not to exceed the sum of (i) $40,000,000 plus (ii) in any fiscal year ending on or after January 2, 1999, an amount equal to the lesser of (A) 50% (or, from and after the date of payment in full of the Term Loans, 100%) of Excess Cash Flow for the immediately preceding fiscal year and (B) 50% (or, from and after the date of payment in full of the Term Loans, 75%) of Consolidated Net Income for such immediately preceding fiscal year; provided that, in each case, (x) the amount of dividend availability determined for any fiscal year pursuant to clause (ii) above that is not paid as dividends thereunder during such fiscal year may be carried forward and added to such availability in any subsequent fiscal year, (y) no such dividend may be paid if the proceeds thereof are used or are intended to be used to pay principal of Indebtedness of Holding unless at the time of such declaration or payment the aggregate outstanding amount of the Revolving Credit Loans and Acceptance Obligations, other than Revolving Credit Loans used solely to support foreign currency hedges, is zero and (z) the Agent shall have received, with a counterpart for each Bank, a certificate of the chief financial officer of the Company setting forth a calculation of the estimated Consolidated Net Income and Excess Cash Flow for the immediately preceding fiscal year of the Company and, if such dividend is paid in reliance on Consolidated Net Income and Excess Cash Flow periods not covered by audited financial statements of the Company previously delivered to the Banks, stating that such calculation constitutes a good faith reasonable estimate of Consolidated Net Income and Excess Cash Flow for the period not covered by such financial statements based on all facts and circumstances then known.

                    5. Representations and Warranties. The Company hereby confirms that, after giving effect to the amendments provided for herein, the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing.

                    6. No Other Amendments. Except as expressly amended hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                    7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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                    8.  Conditions to Effectiveness.  This Amendment shall
          become effective as of the date first written above when each of the following conditions to effectiveness shall have been satisfied:

                    (i) the Agent shall have received counterparts to this Amendment, duly executed by the Company, the Required Banks and the Agent; and

                    (ii) the Agent shall have received the Acknowledgement and Consent, attached to each counterpart hereof, duly executed by each of the Credit Parties (other than the Company).

                    9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        D 56, INC.
                                        By: /s/ TIMOTHY SCHUGEL
                                           Title:  Vice President - Finance

                                        THE CHASE MANHATTAN BANK, as Agent
                                        and as a Bank
                                        By: /s/ TIMOTHY STORMS
                                           Title:  Credit Executive

                                        BANK OF AMERICA ILLINOIS
                                        By: /s/ MARGARET H. CLAGGETT
                                           Title:  Vice President

                                        FIRST BANK NATIONAL ASSOCIATION
                                        By: /s/ DENNIS L. RUGGLES
                                           Title:  Vice President

                                        HARRIS TRUST AND SAVINGS BANK
                                        By: /s/ JOHN M. DILLON
                                           Title:  Vice President

                                        BANK OF NOVA SCOTIA
                                        By: /s/ F.C.H. ASHBY
                                          Title:  Senior Manager Loan Operations

                                        SUMITOMO BANK, LIMITED
                                        By: /s/ BETH C. MCGINNIS
                                           Title:  Vice President
                                        By: /s/ MICHAEL J. PHILIPPE
                                           Title:  Vice President

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                                        DEUTSCHE BANK A.G. CHICAGO AND/OR
                                        CAYMAN ISLAND BRANCHES
                                        By: /s/ HANS RODERICH
                                           Title:  Associate
                                        By: /s/ KRYS SZREMSKI
                                           Title:  Vice President

                                        NATIONAL BANK OF DETROIT
                                        By: /s/ MARGUERITE MULLINS

                                           Title:  Vice President

                                        SOCIETE GENERALE
                                        By: /s/ SUSAN HUMMEL

                                           Title:  Assistant Vice President

                                        ABN-AMRO BANK N.V.
                                        By: /s/ CHRISTINE HOLMES
                                           Title:  Vice President
                                        By: /s/ THOMAS M. TOERPE
                                           Title:  Vice President

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED
                                        By:  /s/
                                           Title:  Deputy General Manager


                       ACKNOWLEDGEMENT AND CONSENT

                    Each of the undersigned Credit Parties (as defined in the Amended and Restated Credit Agreement dated as of February 17, 1995; as amended, supplemented and otherwise modified prior to the execution and delivery of the Amendment, the "Credit Agreement") among D 56, INC., a Minnesota corporation (the "Company"), the banks and other financial institutions parties thereto (collectively, the "Banks") and THE CHASE MANHATTAN BANK (as successor to Chemical Bank), a New York banking corporation, as agent for the Banks (in such capacity, the "Agent") hereby acknowledges, and consents to, the execution and delivery of the First Amendment dated as of November 25, 1996 to the Credit Agreement, and agrees to remain bound by each Credit Document to which it is a party.

                                        DEPARTMENT 56, INC.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President

                                        FL 56 INTERMEDIATE CORP.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President

                                        ed bazinet international, inc.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President

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                                        DEPARTMENT 56 TRADING CO., LTD.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President